EXHIBIT 32.3

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003

In connection with the annual report on Form 10-K of Madison Gas and Electric Company for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Gary J. Wolter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary J. Wolter

Gary J. Wolter

Chairman, President and Chief Executive Officer

Date: March 8, 2006